UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2016

ACACIA RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-26068	95-4405754
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

520 Newport Center Drive, 12th Floor Newport Beach, California		92660
(Address of principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (949) 480-8300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2016, the Board of Directors of Acacia Research Corporation (the “Company”) amended the Amended and Restated Bylaws (the “Bylaws”) of the Company by adding a new Section 6.14 to Article 6 thereof containing a forum selection provision (the “Amendment”). The Amendment provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks subject matter jurisdiction, any state or federal court located within the State of Delaware) shall be the sole and exclusive forum for: (a) any derivative action or proceeding brought on behalf of the Company, (b) any action or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (c) any action or proceeding asserting a claim against the Company or any director, officer or other employee of the Company arising pursuant to, or seeking to enforce any right or remedy under, any provision of the Delaware General Corporation Law, the Amended and Restated Certificate of Incorporation of the Company or the Bylaws, (d) any action or proceeding asserting a claim against the Company or any director, officer or other employee of the Company governed by the internal affairs doctrine, or (e) any action or proceeding to interpret, apply, enforce, or determine the validity of any provision or provisions of the Amended and Restated Certificate of Incorporation of the Company or the Bylaws, in all cases to the full extent permitted by applicable law and subject to the court’s having personal jurisdiction.

The Bylaws, as amended by the Amendment, are filed with this Current Report on Form 8-K as Exhibit 3.1 and are incorporated by reference herein. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Bylaws, as amended by the Amendment.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Acacia Research Corporation (as amended and restated through March 23, 2016).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA RESEARCH CORPORATION

Date: March 26, 2016	/s/ Marvin Key
Marvin Key
Interim Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Bylaws of Acacia Research Corporation (as amended and restated through March 23, 2016).

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